                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 11, 2001

                 AmeriCredit Automobile Receivables Trust 2000-1
             (Exact Name of Registrant as specified in its charter)


        UNITED STATES                  333-47278               88-0475942
        -------------                  ---------               ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)


                           c/o AmeriCredit Financial
                                 Services, Inc.
                           Attention: Daniel E. Berce
                          801 Cherry Street, Suite 3900
                              Fort Worth, TX 76102
                              (Address of Principal
                                Executive Office)

                                 (817) 302-7000
                            Registrant's phone number

Item 5.           Other Events

         Information relating to distributions to Noteholders for the April 2001 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes, Class D Asset Backed Notes, and Class E Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of November 2, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.           Financial Statements, Exhibits


      Exhibit No.         Exhibit
      -----------         -------
           99.1           Servicer's Certificate for the April 2001 Collection
                          Period relating to the Notes issued by the Registrant
                          pursuant to the Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 2000-1

By:  AmeriCredit Financial Services, Inc., as Servicer

/s/      Daniel E. Berce
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer

May 11, 2001

                                  EXHIBIT INDEX


Exhibit
-------
  99.1              Servicer's Certificate for the April 2001 Collection Period
                    relating to the Notes issued by the Registrant.
